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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 29, 2003


Commission         Registrant, State of Incorporation         I.R.S. Employer
File Number        Address and Telephone Number               Identification No.

333-42427          J. CREW GROUP, INC.                        22-2894486
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                   (Incorporated in New York)
                   770 Broadway
                   New York, New York 10003
                   Telephone: (212) 209-2500

333-42423          J. CREW OPERATING CORP.                    22-3540930
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                   (Incorporated in Delaware)
                   770 Broadway
                   New York, New York 10003
                   Telephone: (212) 209-2500

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Item 7. Financial Statements and Exhibits.

       99.1   Press Release issued by J. Crew Group, Inc. on May 29, 2003.

Item 9. Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information which is intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure." On May 29, 2003, J. Crew Group, Inc. issued a press release announcing the Company's earnings for the first quarter ended May 3, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       J. CREW GROUP, INC.
                                       J. CREW OPERATING CORP.


                                       By /s/ Scott M. Rosen
                                         ---------------------------------------
                                         Name:  Scott M. Rosen
                                         Title: Executive Vice-President
                                                and Chief Financial Officer


Date: May 29, 2003

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                                  EXHIBIT INDEX


Exhibit No.     Description
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99.1            Press release issued by J. Crew Group, Inc. on May 29, 2003.